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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)  December 7, 2006

                        CONSUMER PORTFOLIO SERVICES, INC.
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               (Exact Name of Registrant as Specified in Charter)

         CALIFORNIA                  001-14116                  33-0459135
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)

                   16355 Laguna Canyon Road, Irvine, CA 92618
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (949) 753-6800

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 7, 2006, the registrant, Consumer Portfolio Services, Inc. ("CPS") and its wholly owned subsidiary Folio Funding LLC ("Borrower") entered into agreements with NewStar Financial Inc. as administrative agent and as a lender, with other financial institutions as additional lenders (together with the administrative agent, collectively, the "Lenders"), and with Wells Fargo Bank, National Association as collateral agent and paying agent. Such agreements collectively constitute a revolving residual credit facility.

Under this facility, CPS has sold and intends to sell eligible residuals to the Borrower, which in turn has pledged and intends to pledge the residuals as collateral for floating rate borrowings from the Lenders. The amount that may be borrowed is computed by the administrative agent using an agreed valuation methodology of the residuals, subject to an overall maximum principal amount that may be borrowed of $35 million. The facility's revolving feature is to expire by its terms on December 5, 2008; any borrowings outstanding at that time are to be repaid by the application thereto of substantially all cash released by the pledged residual interests, and in all events over an amortization period of no more than five years. CPS has guaranteed ten percent of any indebtedness incurred or to be incurred under this facility.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in response to item 1.01 is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Neither financial statements nor pro forma financial information are filed with this report. The following exhibit is filed with this report:

ITEM 99.1 News Release dated December 7, 2006 re $35 million residual credit facility.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     CONSUMER PORTFOLIO SERVICES, INC.

Dated: December 13, 2006             By: /s/ ROBERT E. RIEDL
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                                         Robert E. Riedl
                                         Sr. Vice President


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